
VistaGen
THERAPEUTICS
A VISIONARY APPROACH TO MENTAL HEALTH CARE

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks that are difficult to predict and include all matters that are not historical facts. These forward-looking statements include information concerning the impact of the COVID-19 pandemic, our product candidates, development efforts, collaborations, intellectual property, financial condition, plans, development programs, prospects or future events and involve known or unknown risks that are difficult to predict. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "project," "outlook," "strategy," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "strive," "goal," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain.

Our actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, without limitation, risks and uncertainties relating to the impact of the COVID-19 pandemic; market conditions; the impact of general economic, industry or political conditions in the United States or internationally; adverse healthcare reforms and changes of laws and regulations; manufacturing and marketing risks, including risks related to the COVID-19 pandemic, which may include, but are not limited to, unavailability of or delays in delivery of raw materials for manufacture of our CNS drug candidates and difficulty in initiating or conducting clinical trials; inadequate and/or untimely supply of one or more of our CNS drug candidates to meet demand; entry of competitive products; and other technical and unexpected hurdles in the development, manufacture and commercialization of our CNS drug candidates; and the risks more fully discussed in the section entitled "Risk Factors" in our most recent Annual Report on Form 10-K for the year ended March 31, 2020, and in our most recent Quarterly Report on Form 10-Q for the quarter ended December 31, 2020, as well as discussions of potential risks, uncertainties, and other important factors in our other filings with the U.S. Securities and Exchange Commission (SEC).

Our SEC filings are available on the SEC's website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which apply only as of the date of this presentation and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements, other than as may be required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

VistaGen THERAPEUTICS

COMPANY HIGHLIGHTS

- **Three innovative CNS drug candidates advancing in clinical development**
  - Unique mechanisms of action
  - Therapeutic potential in multiple anxiety, depression and neurology markets
  - Lead candidate in NDA-enabling Phase 3 development for acute treatment of anxiety in adults with Social Anxiety Disorder
  - FDA Fast Track Designation in Social Anxiety Disorder, Major Depressive Disorder and Neuropathic Pain
- **Numerous catalysts anticipated 2021 – 2023**
  - **Clinical**: Multiple NDA-enabling Phase 3 trials and Phase 2 trials beginning in 2021/2022 with top line results in 2022 and 2023
  - **Regulatory**: Potential for NDA submission in 1H 2023, Breakthrough Designation for SAD, and additional Fast Track Designations
  - **Partnering**: Exploring options to further expand ex-US development and commercial partnerships
- **Solid Institutional Shareholder Base**
- **Strong Balance Sheet -** Cash/cash equivalents = $104.3 million[1]

1. As reported in the Company's Quarterly Report on form 10-Q for the fiscal third quarter ended 12/31/20, filed 2/11/21.

VistaGen THERAPEUTICS

OUR CNS PIPELINE

PRODUCT CANDIDATE	POTENTIAL INDICATIONS	PRECLINICAL	PHASE I	PHASE II	PHASE III
PH94B Nasal Spray*	Social Anxiety Disorder[1]	FDA Fast Track designation granted			
	Adjustment Disorder[2]				
	Pre-procedural Anxiety (fMRI)[2]				
	PTSD[3]				
	Postpartum Anxiety[3]				
	Panic Disorder[3]				
PH10 Nasal Spray*	Major Depressive Disorder[4]				
	Treatment-resistant Depression[3]				
	Postpartum Depression[3]				
	Suicidal Ideation[3]				
AV101* (oral) with oral probenecid	LID Associated w/Parkinson's Therapy[5]				
	Major Depressive Disorder[5]	FDA Fast Track designation granted			
	Neuropathic Pain[5]	FDA Fast Track designation granted			
	Epilepsy[5]				
	Suicidal Ideation[5]				

Anticipated Study Catalysts

1. Palisade-1 Phase 3 trial initiated in Q2 2021; Palisade-2 Phase 3 trial planned to begin in 2H 2021
2. Preparing for exploratory Phase 2A clinical development in 2H 2021
3. Assessing for potential exploratory Phase 2A clinical development
4. Successful Phase 2A clinical trial completed; preparing for Phase 2B development in 1H 2022
5. Preparing for Phase 1B clinical development in 2H 2021; assessing for potential exploratory Phase 2A clinical development in 2022

* The commencement of all potential clinical studies noted above with pattern colored bars is subject to U.S. FDA regulatory authorization

VistaGen THERAPEUTICS

SOCIAL ANXIETY DISORDER
(Social Phobia)

ONE OF THE MOST PREVALENT MENTAL HEALTH CONDITIONS IN THE U.S.

EFFECTING AS MANY AS

23.7 MILLION[1]

AMERICANS

"More than Just Shyness" - Substantially Impacts Daily Living

1. Kantar National Health and Wellness Survey (NHWS), 2020


PROFOUND ANXIETY AND FEAR IN EVERYDAY SOCIAL AND PERFORMANCE SITUATIONS

- Meeting new people
- Presenting at work or school
- Public speaking
- Interviewing for a job
- Eating/drinking in front of others
- Going to the doctor/dentist

VistaGen THERAPEUTICS

CURRENT STANDARD OF CARE FOR SAD IS INADEQUATE

There is No FDA-Approved, Fast-Acting, Acute Treatment of Anxiety for Adults Suffering from SAD

FDA-APPROVED

Antidepressants (2 SSRIs, 1 SNRI)

- Slow onset, require chronic administration
- May worsen anxiety initially
- Significant potential side effects
  - Nausea and vomiting, weight gain, somnolence and sexual dysfunction
- Potential drug-drug interaction

NOT FDA-APPROVED
(Prescribed Off-label)

Benzodiazepines, Beta Blockers

- High risk of addiction, misuse and dependence
- Significant potential side effects
  - Sedation, nausea and vomiting, blurred vision, dizziness, confusion and cognitive impairment

Limited treatment options highlight significant unmet need for an innovative fast-acting, acute treatment without significant side effects and safety concerns

VistaGen THERAPEUTICS

THE "BENZO" EPIDEMIC

Recent FDA Boxed Warning Update on Benzodiazepines

WARNING

Benzodiazepines can be an important treatment option for treating disorders for which these drugs are indicated. However, even when taken at recommended dosages, **their use can lead to misuse, abuse, and addiction.**

FDA Drug Safety Communication | September 23, 2020

FDA U.S. FOOD & DRUG ADMINISTRATION

"We are taking measures and requiring new labeling information to help health care professionals and patients better understand that while **benzodiazepines** have many treatment benefits, they also **carry with them an increased risk of abuse, misuse, addiction and dependence."**

FDA Commissioner Stephen M. Hahn, M.D[1] | September 23, 2020

1. FDA News Release, FDA Requiring Labeling Changes for Benzodiazepines, September 23, 2020


PH94B
FOR SOCIAL ANXIETY DISORDER

PH94B FOR SOCIAL ANXIETY DISORDER

Acute Treatment of Anxiety for Adults with Social Anxiety Disorder

- Odorless pherine nasal spray
- Unique MOA
- Microgram-level dosing
- Designed to be fast-acting (within 15 minutes)
- Non-systemic and non-sedating
- Well-tolerated in all clinical studies to date
- Met primary endpoint in Phase 2 study public speaking challenge (p=0.002); NDA-enabling Phase 3 studies mirror Phase 2 study design
- FDA Fast Track designation
- Intended to treat patients on-demand, as-needed instead of currently-approved chronic antidepressants and off-label options

---

Potential to be the first FDA-approved fast-acting, acute treatment of anxiety for adults with Social Anxiety Disorder


VistaGen
THERAPEUTICS

PH94B'S POTENTIAL MECHANISM OF ACTION

"Action from a Distance"

PH94B-induced anxiolytic effects appear consistent with the modulation of neural circuits involved in the pathogenesis of Social Anxiety Disorder

- Neurons in the limbic amygdala regulate fear and anxiety by modulating inhibitory neurotransmission in other brain regions
- Microgram-level intranasal dose of PH94B (3.2 mcg) engages specific **nasal chemosensory neurons (NCNs)**
- NCNs activate **olfactory bulb neurons (OBNs)** on the base of the brain
- OBNs send neural connections specifically to neurons in the central limbic amygdala, resulting in downstream signaling and rapid anti-anxiety effects

Systemic uptake and distribution of PH94B is not required to produce rapid-onset anti-anxiety effects



PFC
BNST
Hypothalamus
VTA
Locus coeruleus
Amygdala
Raphe nucleus
Olfactory Bulb
Nasal Chemosensory Neurons

PFC: prefrontal cortex, BNST: bed nucleus of the stria terminalis, VTA: ventral tegmental area

VistaGen. THERAPEUTICS

Monti L, and Liebowitz MR (2020). Neural circuits of anxiolytic and antidepressant *pherine molecules*. *CNS Spectrums* https://doi.org/10.1017/S109285292000190X

PH94B PHASE 2 SOCIAL ANXIETY DISORDER STUDY

Public Speaking and Social Interaction Challenges

- Phase 2B randomized, double-blind, placebo-controlled multi-center study (n=91)
- Public speaking and social interaction challenges
- Primary efficacy endpoint: Change in Subjective Units of Distress Scale (SUDS) scores from baseline compared to placebo
- Met primary efficacy endpoint (**p=0.002** for public speaking challenge and p=0.009 for social interaction challenge)
- Very well-tolerated
- Conclusion: PH94B demonstrated potential to be a novel, fast-acting, well-tolerated acute treatment of anxiety in adults with social anxiety disorder



Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti. L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. *Am. J. Psychiatry* 171:675-682

VistaGen THERAPEUTICS

SUBJECTIVE UNITS OF DISTRESS SCALE (SUDS)

Primary Efficacy Endpoint in Phase 2 and Phase 3

The SUDS measures the self-reported intensity of anxiety and/or distress in patients with SAD

- Patients are asked to rate their level of anxiety/distress on a scale of 0-100
- Physiological signs of distress such as sweating, shaking, increased heart rate or respiration, and gastrointestinal distress may be present at a score of 70, and are present at a score of 80



- **100** - Highest anxiety/distress that you have ever felt
- **90** - Extremely anxious/distressed
- **80** - Very anxious/distressed; can't concentrate
- **70** - Quite anxious/distressed; interfering with functioning
- **60** - Moderate-to-strong anxiety or distress
- **50** - Moderate anxiety/distress; uncomfortable, but can still function
- **40** - Mild-to-moderate anxiety or distress
- **30** - Mild anxiety/distress; no interference with functioning
- **20** - Minimal anxiety/distress
- **10** - Alert and awake, concentrating well
- **0** - No distress; totally relaxed

Oxford Clinical Psychology. © Oxford University Press, 2014

VistaGen THERAPEUTICS

PH94B PHASE 2 SAD STUDY – PUBLIC SPEAKING (n = 91)

Minute-by-Minute SUDS Scores



Visit 2 (Baseline/Placebo)
Subjective Units of Distress Score
80
70
60
50
40
Placebo group
PH94B group
All patients received placebo at visit 2 to establish baseline SUDS scores
R 1 2 0 1 2 3 4 5
Anticipation
Performance
Dosing
15-min
Challenge Instructions
Challenge Starts



Visit 3 (Treatment Phase)
Subjective Units of Distress Score
80
70
60
50
40
Placebo group
PH94B group
R 1 2 0 1 2 3 4 5
Anticipation
Performance
Dosing
15-min
Challenge Instructions
Challenge Starts

PH94B Rapidly Reduced Anxiety in Response to Public Speaking Challenge

	Active Group	Placebo Group
Mean Difference	26.7	14.0
Standard Deviation	21.6	16.3
Number of Subjects	45	46

t = 3.16	**p = 0.002**	**Cohen's d** (Effect Size) **.66**

Subject is told that will have to give a 5-min speech without notes to an audience of 3 role-players and has 2 min to prepare

Liebowitz, MR, Salman, E, Nicolini, H, Rosenthal, N, Hanover, R, Monti, L (2014). Effect of an acute intranasal aerosol dose of PH94B on social and performance anxiety in women with social anxiety disorder. Am. J. Psychiatry 171:675-682.

VistaGen THERAPEUTICS

PH94B PALISADE PHASE 3 DEVELOPMENT PROGRAM

Acute Treatment of Anxiety for Adults with Social Anxiety Disorder

Principal Investigator: Dr. Michael Liebowitz, Columbia University, New York

- Alignment with FDA that design of Phase 3 clinical studies to substantially mirror public speaking challenge in Phase 2 study.
- PALISADE-1 and PALISADE-2 Phase 3 studies are intended to enable a U.S. New Drug Application in 1H 2023.

PALISADE-1

- Target enrollment: ca. 208
- 15 -18 sites in the US
- Clinical/laboratory setting
- Public speaking challenge
- Visit 1 inclusion criteria is LSAS* score ≥70
- SUDS as primary efficacy endpoint as in Phase 2
- Initiated in mid-2021
- Topline results expected mid-2022

PALISADE-2

- Target enrollment: ca. 208
- 15-18 sites in the US
- Clinical/laboratory setting
- Public speaking challenge
- Visit 1 inclusion criteria will be LSAS score ≥70
- SUDS as primary efficacy endpoint as in Phase 2
- Expected to begin in 2H 2021
- Topline results expected in 2H 2022

*LSAS – Liebowitz Social Anxiety Scale

VistaGen THERAPEUTICS

PH94B FOR ACUTE TREATMENT OF ANXIETY IN ADULTS WITH SAD

VistaGen's Initial Goal:

REPLACE ANTIDEPRESSANTS, BENZOS AND BETA BLOCKERS IN THE SAD TREATMENT PARADIGM WHICH HAS LACKED EFFECTIVENESS, SAFETY AND INNOVATION

SUBSTANTIAL UNMET NEED FOR ACUTE TREATMENT

DIFFERENTIATED SAFETY v BENZOS



RAPID-ONSET MOA

STRONG INTENT TO PRESCRIBE

VistaGen THERAPEUTICS

PH94B – BEYOND SAD


Adjustment Disorder
Pre-procedural Anxiety
PTSD
Postpartum Anxiety
Panic Disorder


HO
H
H
H

PH94B

VistaGen THERAPEUTICS


PH10
FOR MAJOR DEPRESSIVE DISORDER

MAJOR DEPRESSIVE DISORDER (MDD)

PRE – PANDEMIC

IN THE US
17.3 MILLION
Adults had at Least One Major Depressive Episode[1]

GLOBALLY
264 MILLION
People of All Ages Suffer from Depression[2]

DURING THE PANDEMIC

"Depression Has Skyrocketed During the COVID-19 Pandemic, Study Says"

TIME

VistaGen. THERAPEUTICS

1. National Institute of Mental Health, https://www.nimh.nih.gov/health/statistics/major-depression.shtml; 2. World Health Organization, https://www.who.int/news-room/fact-sheets/detail/depression

CURRENT STANDARD OF CARE FOR MDD IS INADEQUATE

ORAL ANTIDEPRESSANTS

- **Often do not work; slow to work**
  - Initial ADT effective in 1 of 3 patients[1]
  - May take up to 6 weeks or more for antidepressant effects
- **Significant potential side effects**
  - Anxiety, sexual dysfunction, insomnia, dizziness, nausea and vomiting, headache, sweating

ORAL ATYPICAL ANTIPSYCHOTICS

- **Often do not work**
- **Significant potential side effects**
  - Weight gain, stomach pain, tiredness, dizziness, tardive dyskinesia, headache, nervousness, restlessness

1. Rush AJ, et al. Am J. Psychiatry. 2006, 163(11): 1905-1917 (STAR*D Study)

VistaGen THERAPEUTICS

PH10 FOR MAJOR DEPRESSIVE DISORDER

Potential Stand-alone Treatment for MDD

- Odorless pherine nasal spray
- Unique MOA
- Microgram-level dosing
- Designed for rapid-onset antidepressant effects without systemic uptake and distribution
- Successful exploratory Phase 2A clinical study
- Well-tolerated in all studies to date
- Preparing for U.S. Phase 2B clinical development
- Intended to be a stand-alone first or second line treatment option

---

Potential rapid-onset antidepressant effects without side effects and safety concerns of current oral antidepressants, adjunctive atypical antipsychotics and ketamine-based therapy


VistaGen
THERAPEUTICS

PH10'S POTENTIAL MECHANISM OF ACTION

"Action from a Distance"

Designed to not require systemic uptake and distribution with the goal of producing rapid-onset antidepressant effects

- Microgram-level dose (6.4 mcg) designed to engage specific nasal **chemosensory neurons (NCNs)**
- NCNs activate **olfactory bulb neurons (OBNs)** on the base of the brain
- OBNs send neural connections to neurons in the central limbic amygdala, the brain center where mood is regulated
- Neurons in the amygdala stimulate release of excitatory neurotransmitters resulting in rapid-onset antidepressant effects


Amygdala
Locus coeruleus
Olfactory Bulb
Nasal Chemosensory Neurons

Monti L, and Liebowitz MR (2020). Neural circuits of anxiolytic and antidepressant *pherine* molecules. *CNS Spectrums* https://doi.org/10.1017/S109285292000190X

PH10 SHOWED ANTIDEPRESSANT EFFECTS IN MDD PATIENTS PUBLISHED EXPLORATORY PHASE 2A STUDY

- Phase 2A randomized, double-blind, placebo-controlled, parallel design POC clinical study (n=30)
- 3.2 mcg or 6.4 mcg of PH10 or placebo given intranasally 2 times per day, every day for 8 weeks
- Primary efficacy endpoint: Change in HAM-D-17 scores from baseline compared to placebo
- 6.4 mcg dose significantly reduced depressive symptoms as early as one week based on HAM-D-17 scores compared to placebo (p=0.022)
- Well-tolerated, no dissociative side effects or serious adverse events observed
- Results support advancement to Phase 2B clinical development

Rapid-onset antidepressant effects with PH10 observed in MDD patients with minimal side effects

VistaGen. THERAPEUTICS

Monti, L., Nicolini, H., Liebowitz, M., & Hanover, R. (2019). "A Placebo Controlled Trial of PH10: Test of a New Rapidly Acting Intranasally Administered Antidepressant." Br J Phar Med Res 4(6): 2157-2168.

PH10 PHASE 2A MDD STUDY (n = 30)


Hamilton Depression (HAM D) Score Reduction From Baseline
Reduction in HAM D from Baseline
-5.0
-7.5
-10.0
-12.5
-15.0
-17.5
Week 1
Week 2
Week 3
Week 4
Week 5
Week 6
Week 7
Week 8

PH10 Dose	HAM D Score	p (PH10 vs Placebo)	Cohen's D (Effect Size)
3.2 mg (Low Dose)	16.3	.101	0.74
6.4 mg (High Dose)	17.8	.022	0.95
Placebo	10.9		

6.4 microgram dose produced rapid-onset and sustained antidepressant effects in MDD patients with minimal side effects

Monti, L., Nicolini, H., Liebowitz, M., & Hanover, R. (2019). "A Placebo Controlled Trial of PH10: Test of a New Rapidly Acting Intranasally Administered Antidepressant." Br J Phar Med Res 4(6): 2157-2168

VistaGen. THERAPEUTICS

PH10 U.S. PHASE 2B DEVELOPMENT PLAN

Major Depressive Disorder

Principal Investigator: Dr. Maurizio Fava, Harvard University

- Randomized, double-blind, placebo-controlled, multi-center monotherapy study
- MDD patients with zero or 1 prior failure on a standard antidepressant
- Twice a day administration of PH10 (3.2 microgram (µg) or 6.4 µg) or placebo for 6 weeks
- Assessment of rapid-onset potential within less than one week, potentially hours to days
- Target launch 1H 2022
- Target enrollment, ca. 150 completed subjects

Primary Endpoint: Change in HAM-D-17 from baseline compared to placebo

VistaGen THERAPEUTICS

PH10 – BEYOND MDD



Treatment-resistant Depression
Suicidal Ideation
Postpartum
Depression



PH10

VistaGen
THERAPEUTICS


AV-101
FOR FOR MDD AND OTHER CNS DISORDERS

AV-101 FOR MDD AND OTHER CNS DISORDERS

Designed to Inhibit (but not block) NMDA Receptor Activity

- Oral prodrug of 7-Cl-KYNA, a potent and selective full antagonist at the glycine site of the NMDA receptor
- Well-tolerated in all clinical studies to date
- Two positive preclinical studies show increased brain concentrations of 7-Cl-KYNA when administered in combination with FDA-approved probenecid
- Assessing multiple go forward opportunities in combination with probenecid
- FDA Fast Track designations for adjunctive treatment of MDD and treatment of neuropathic pain



AV-101'S POTENTIAL MOA



NMDA Receptor Pharmacology
K+
Extracellular side
Glutamate binding site
Glycine binding site
NR2B
(NR2A-D)
NR1
Cytoplasmic side
Na+
Ca2+
7-Cl-KYNA
(full antagonist)
Classic channel-blocking antagonists:
• Ketamine
• Lanicemine
• Phencyclidine
L-4-chlorokynurenine
(4-Cl-KYN)
(oral delivery to CNS)
Activated
Astrocytes
7-chlorokynurenic acid
(7-Cl-KYNA)
(low adverse events expected)
AV-101
Oral Prodrug
(4-Cl-KYN)
AV-101
Active Metabolite
(7-Cl-KYNA)

AV-101 + PROBENECID

Recent Preclinical Data Demonstrate Substantial Increases in Rodent and Canine Brain Concentrations of 7-Cl-KYNA

PROBENECID INCREASES 7-CL-KYNA BRAIN LEVELS BY > 35-FOLD[1]



7-Cl-Kynurenic Acid
Concentration (nM)
500
450
400
350
300
250
200
150
100
50
20
15
10
5
0
-60
-60
0
10
60
90
120
150
180
210
240
Time (min)
Vehicle + vehicle
Vehicle + Probenecid 100mg/kg
AV-101 100 mg/kg + Vehicle
AV-101 100 mg/kg + Probenecid 100mg/kg

• Figure 2 → Levels of 7-Cl-KYNA in PFC of adult male Sprague-Dawley rats following IP administration (T=0) of AC-101 and probenecid alone or in combination (100mg/kg each) Data are represented as mean ± SEM. N = 4 6/group.

PROBENECID INCREASES 7-CL-KYNA BRAIN LEVELS BY > 3.4-FOLD[2]



ng/ml
500
400
300
200
100
0
1
2
4
6
12
24
Time (hrs)
AV-101 (10 mg/kg)
AV-101 (10 mg/kg) / Probenecid*
AV-101 (50 mg/kg)
AV-101 (50 mg/kg) / Probenecid*
* Probenecid (30 mg/kg)

1. Rodent: Dickens, D., (2019, December). Drug transporters at the blood-brain barrier as targets for personalized CNS therapeutics. Speaker at British Pharmacological Society, Pharmacology 2019, Edinburgh, UK.
2. Canine: Internal Data: there was high degree of variation in this experiment due to the limited number of animals from which suitable time-based sequential CSF samples could be drawn.

VistaGen. THERAPEUTICS

AV-101 + PROBENECID FOR MULTIPLE CNS DISORDERS


Levodopa-Induced Dyskinesia
Associated with Parkinson's therapy
Neuropathic Pain
Major Depressive Disorder
Suicidal Ideation
Epilepsy



AV-101

EXPERIENCED TEAM LEADING EXECUTION

Positioning VistaGen for Near-Term Success



Shawn K. Singh
Chief Executive Officer

30 years of experience with biopharmaceutical companies, health care venture capital and a profitable CRO

- Artemis Neuroscience
- SciClone Pharmaceuticals
- Cato BioVentures
- Cato Research
- Morrison & Foerster



Ralph Snodgrass, Ph.D.
President, Chief Scientific Officer

25 years of experience in senior biotechnology management

- Progenitor
- Linberger Comprehensive Cancer Center



Mark A. Smith, M.D., Ph.D.
Chief Medical Officer

25 years of large Pharma CNS drug development experience

- Teva Pharmaceutical
- Shire Pharmaceuticals
- AstraZeneca Pharmaceutical
- DuPont Pharmaceutical Company
- U.S. National Institute of Mental Health



Ann Cunningham, MBA
Chief Commercial Officer

25 years of experience in sales, marketing and global life cycle product management

- i[3] Strategy Partners
- Teva Pharmaceutical Industries
- Otsuka America Pharmaceutical
- Eli Lilly



Jerrold D. Dotson, CPA
Chief Financial Officer

25 years of experience in senior management finance and administration

- Calypte Biomedical
- Discovery Foods
- California & Hawaii Sugar
- Clorox

Jo Cato, III, Ph.D.
Senior Vice President, Development Operations

Mark Ginski, Ph.D.
Senior Vice President, Head of CMC

Louis Monti, MD, Ph.D.
Vice President, Translational Medicine

Erik Berglund, MD, Ph.D., RAC
Vice President, Global Regulatory Affairs

Rita Hanover, Ph.D., RAC
Vice President, Biostatistics and Clinical Analytics

Ellis Wilson, Jr. EMBA
Vice President, Global Clinical Operations

Mark McPartland
Vice President, Corporate Development

Mark Flather
Vice President, Investor Relations

VistaGen THERAPEUTICS

DISTINGUISHED CLINICAL AND REGULATORY ADVISORS



Maurizio Fava, M.D.

Professor of Psychiatry, Harvard Medical School; Director, Division of Clinical Research, Massachusetts General Hospital (MGH) Research Institute; Executive Director, MGH Clinical Trials Network and Institute

HARVARD UNIVERSITY



Thomas Laughren, M.D.

Director (retired), U.S. Food and Drug Administration (FDA) Division of Psychiatry Products, Office of New Drugs, Center for Drug Evaluation and Research (CDER)

FDA



Michael Liebowitz, M.D.

Professor of Clinical Psychiatry, Columbia University; Managing Director and Founder, The Medical Research Network, LLC; Director (retired), Anxiety Disorders Clinic at the New York State Psychiatric Institute

Columbia University Department of Psychiatry

MRN



Sanjay Mathew, M.D.

Associate Professor of Psychiatry and Behavioral Sciences, Marjorie Bintliff Johnson and Raleigh White Johnson; Jr. Chair for Research in Psychiatry and Menninger Department of Psychiatry & Behavioral Sciences, Baylor College of Medicine

Baylor College of Medicine



Gerard Sanacora, Ph.D., M.D.

Professor of Psychiatry, Yale School of Medicine; Director, Yale Depression Research Program; Scientific Director, Yale-New Haven Hospital Interventional Psychiatry Service

Yale University



Mark Wallace, M.D.

Professor of Clinical Anesthesiology, Chair of the Division of Pain Medicine, Medical Director and Director at the University of California, San Diego

UC San Diego School of Medicine

VistaGen Therapeutics

INVESTMENT HIGHLIGHTS

VistaGen Therapeutics (NASDAQ: VTGN)

- Multiple innovative clinical-stage CNS drug candidates
- Increasing clinical development momentum
- Numerous potential catalysts 2021 – 2023
- Exploring additional ex-US partnership opportunities
- Strong Balance Sheet and Institutional Shareholder Base
- Experienced leadership team to execute through commercialization

VistaGen THERAPEUTICS

VistaGen®
THERAPEUTICS

NASDAQ: VTGN

IR@vistagen.com